UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 11, 2015

(Date of earliest event reported)

MIDWAY GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	001-33894 (Commission File Number)	98-0459178 (IRS Employer Identification No.)

Point at Inverness, Suite 280 8310 South Valley Highway Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code:   (720) 979-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 11, 2015, Midway Gold Corp. (the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing an update on the modeling work at the Company’s Pan Gold Mine Project (the “Pan Project” or “Pan”). In addition, on May 11, 2015, the Company uploaded an investor presentation (the “Investor Presentation”) to the Company’s website regarding an update on the Company’s projects. A copy of the Investor Presentation is attached to this current report on Form 8-K as Exhibit 99.2. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release and the Investor Presentation is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01. Other Events.

The Company provided an update on the modeling work at the Company’s Pan Project. The updated mineral resource for the Pan Project was estimated by Gustavson Associates, LLC (“Gustavson”) under Canadian National Instrument 43-101 and the Canadian Institute of Mining and Metallurgy Classification system standards (“NI-43-101”).*

Completion of the updated mineral resource study for Pan allows the Company to move forward with optimizing the mine plan, updating reserves and making operational changes that will allow the Company to advance the Pan Mine. The improved understanding of the geologic controls on mineralization resulted in a significant change in the classification of the Pan Resource from Measured and Indicated into the Inferred category under NI-43-101 standards. Future drilling should enable the Company to move Inferred ounces to Measured and Indicated ounces.

A comparison of the 2015 Updated Mineral Resource Estimate was provided for Regulation FD disclosure purposes.* The Company’s production at the Pan Project continues to ramp up with about 4,300 ounces of gold produced to date. The Company estimates that it currently has approximately 36,000 contained ounces of gold on the heap leach pad and most of the pad is currently under leach.

The Company anticipates the development of a mine plan and an updated statement of reserves as part of completing the required NI 43-101 Technical Report to be published as required by the Canadian securities authorities.* This report will be filed on SEDAR within 45 days. Production forecasts and cost estimates will be provided once all alternatives are evaluated.

*The Company provided update on the modeling work at the Company’s Pan Project in a press release dated May 11, 2015. The press release contains information deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act. The press release and the documents referenced in the press release use the terms "reserve" and "mineral resource", which are terms defined under Canadian National Instrument 43-101 and the Canadian Institute of Mining and Metallurgy Classification system. Such definitions differ from the definitions in U.S. Securities and Exchange Commission ("SEC") Industry Guide 7. Under SEC Industry Guide 7 standards, a "final" or "bankable" feasibility study is required to report reserves, the three-year historical average price is used in any reserve or cash flow analysis to designate reserves and the primary environmental analysis or report must be filed with the appropriate governmental authority. Mineral resources are not mineral reserves and do not have demonstrated economic viability. The SEC normally only permits issuers to report mineralization that does not constitute SEC Industry Guide 7 compliant "reserves" as inplace tonnage and grade without reference to unit measures. The references to a "resource" in the press release and the documents referenced in this press release are not normally permitted under the rules of the SEC. It cannot be assumed that all or any part of mineral deposits in any of the above categories will ever be upgraded to Guide 7 compliant reserves. Accordingly, disclosure in the press release and in the technical reports referenced in the press release may not be comparable to information from U.S. companies subject to the reporting and disclosure requirements of the SEC.

This Item 8.01 contains forward-looking statements about the Company and its business. Forward looking statements are statements that are not historical facts and include, but are not limited to, statements about the Company's intended work plans and estimates, including ability to optimize mine plan, updating of reserves, addressing operational changes, plans for resource expansion drill program, expected ramp up of gold production, prospects for re-establishing plans and reducing uncertainties, prospects of developing a viable mine plan, plans for in-fill drilling, prospects for concerting inferred mineral resources to other mineral resource categories, future results that will be contained in the updated technical report, construction plans and progress on the Pan Project, estimated production dates, percentage completion. Forward-looking statements are based on the beliefs, opinions and expectations of the Company's management at the time they are made, and other than as required by applicable securities laws, the Company does not assume any obligation to update its forward-looking statements if those beliefs, opinions or expectations, or other circumstances, should change. Although the Company believes that such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. For the reasons set forth above, you should not attribute undue certainty to or place undue reliance on forward-looking statements.

Item 9.01. Exhibits.

Exhibit	Description
99.1*	Press Release
99.2*	Investor Presentation

* The foregoing exhibits relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GOLD CORP.

DATE: May 11, 2015	By:	/s/ William M. Zisch
William M. Zisch Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1*	Press Release
99.2*	Investor Presentation

* The foregoing exhibits relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.